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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 1, 2006



                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


        MICHIGAN                        0-452                    38-1093240
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                   100 EAST PATTERSON STREET
                      TECUMSEH, MICHIGAN                           49286
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           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Employment Letter to Mr. Stolzenberg

         On November 16, 2005, we hired Mr. Eric L. Stolzenberg as president of our compressor business unit, and effective as of January 1, 2006, Mr. Stolzenberg became an executive officer. Under his employment letter, Mr. Stolzenberg will receive an annual salary of $280,000 and various benefits, including a relocation allowance of up to $100,000 to cover moving expenses not covered by our customary moving allowance. The letter also provides that we will enter into a change in control agreement with Mr. Stolzenberg when he relocates to Tecumseh, Michigan or three years after his date of hire, whichever comes first. For more detailed information about the terms of Mr. Stolzenberg's employment, please see the copy of his employment letter filed as an exhibit to this report. Mr. Stolzenberg is an employee at will.

         2006 Salaries

         Effective as of January 1, 2006, our Governance, Compensation, and Nominating Committee established the 2006 salaries for our other executive officer employees. A list of their names and 2006 salaries is filed as an exhibit to this report. All of them are employees at will.

ITEM 7.01  REGULATION FD DISCLOSURE.

         On January 6, 2006, we issued a press release describing the shutdown of the engine manufacturing operations of our subsidiary, Tecumseh Europa S.p.A. located in Torino, Italy. We are furnishing a copy of the press release as
Exhibit 99.1 to this report.

         The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed or furnished with this report:

         Exhibit No.                Description
         -----------                -----------

         10.1                       Employment letter to Eric L. Stolzenberg

         10.2                       2006 executive officer salaries

         99.1                       Press Release dated January 6, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TECUMSEH PRODUCTS COMPANY


Date: January 6, 2006                 By     /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX

         Exhibit No.                Description
         ----------                 -----------
         10.1                       Employment letter to Eric L. Stolzenberg

         10.2                       2006 executive officer salaries

         99.1                       Press Release dated January 6, 2006



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